                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 21, 2003
                                                         ----------------


                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       Missouri                       0-24571                43-1816913
      ----------                     ---------               ----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1    Press Release dated October 21, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On October 21, 2003, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, announced it expected to issue its fourth quarter and year-end earnings release on October 28, 2003. The Company will conduct a conference call at 11:00 a.m., EST, on October 28, 2003 to discuss fourth quarter and year-end results. Instructions on how to access the call were contained in the press release. A copy of the Company's press release dated October 21, 2003 is attached as Exhibit 99.1 and incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 22, 2003                  By: /s/ Ramsey K. Hamadi
                                             ---------------------------------
                                             Ramsey K. Hamadi
                                             Chief Financial Officer